UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2020

TREX COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14649	54-1910453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Exeter Drive Winchester, Virginia	22603-8605
(Address of Principal Executive Offices)	(ZIP Code)

(540) 542-6300

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	TREX	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 1.01 Entry into a Material Definitive Agreement

Item 9.01 Financial Statements and Exhibits

Signatures

Exhibits

Item 1.01	Entry into a Material Definitive Agreement

Summary

On November 5, 2019, Trex Company, Inc. (Company) entered into a Fourth Amended and Restated Credit Agreement (Original Credit Agreement). On May 26, 2020, the Company entered into a First Amendment to the Original Credit Agreement (the First Amendment) to provide for an additional $100 million line of credit. The purpose of the additional $100 million line of credit is primarily to reduce risk associated with the COVID-19 Pandemic should the Company need to secure additional capital to continue its strategy of accelerating the conversion of wood decking to Trex composite decking and expanding its addressable market. As a matter of convenience, the parties incorporated the amendments to the Original Credit Agreement made by the First Amendment into a new Fourth Amended and Restated Credit Agreement (New Credit Agreement). In the New Credit Agreement, the revolving commitments under the Original Credit Agreement are referred to as Revolving A Commitments and the new $100 million line of credit is referred to as Revolving B Commitments. In the New Credit Agreement, all of the material terms and conditions related to the original line of credit (Revolving A Commitments) remain unchanged from the Original Credit Agreement.

First Amendment to the New Credit Agreement

The Company entered into the First Amendment, as borrower; Trex Commercial Products, Inc. (TCP), as guarantor; Bank of America, N.A. (BOA), as a Lender, Administrative Agent, Swing Line Lender and L/C Issuer; and certain other lenders including Wells Fargo Bank, N.A. (Wells Fargo), who is also Syndication Agent; Truist Bank (Truist); and Regions Bank (Regions) (each, a Lender and collectively, the Lenders), arranged by BofA Securities, Inc. as Sole Lead Arranger and Sole Bookrunner.

The First Amendment provides for the establishment of an additional Revolving Line of Credit for Aggregate Revolving B Commitments in an aggregate principal amount of $100 million. Each Revolving B Lender severally agreed to make Revolving B Loans to the Borrower as set forth in, and subject to the terms and conditions set forth in, the New Credit Agreement.

The First Amendment further provides that the New Credit Agreement is amended and restated by changing Schedule 2.01 to add applicable lender percentages related to the Revolving B Commitment for BOA of 47.5%, Well Fargo of 28.0% and Regions of 24.5%.

The First Amendment also provides that Exhibits 2.02 and 2.05 to the Original Credit Agreement are amended in their entireties to include forms related to the Revolving B Commitments. The First Amendment states that all schedules and exhibits to the Original Credit Agreement remain in full force and effect in the New Credit Agreement and are not otherwise altered or amended.

The New Credit Agreement

Under the New Credit Agreement, the terms of the Revolving A Commitment remain unchanged from the Original Credit Agreement: BOA, Wells Fargo and Truist (the Revolving A Lenders) agreed to provide the Company with one or more Revolving Loans for Revolving A Commitments in a collective maximum principal amount of $250,000,000 from January 1 through June 30 of each year and a maximum principal amount of $200,000,000 from July 1 through December 31 of each year (the Revolving A Loan Limit) throughout the term, which ends November 5, 2024 (the Revolving A Term).

The New Credit Agreement, via the First Amendment, adds a Revolving B Commitment. BOA, Wells Fargo and Regions (the Revolving B Lenders) agreed to provide the Company with one or more Revolving Loans for Revolving B Commitments in a collective principal amount of $100,000,000 (the Revolving B Loan Limit) through May 26, 2022 (the Revolving B Term).

The Notes and Interest Rates

The Notes and interest rates for the Revolving A Commitments remained unchanged and are the same as previously disclosed. The Notes for Revolving A Commitments and Revolving B Commitments provide the Company, in the aggregate, the ability to borrow an amount up to the respective Revolving A Loan Limit and Revolving B Loan Limit during the respective Revolving A Term and Revolving B Term. The Company is not obligated to borrow any amount under either the Revolving A Loan or the Revolving B Loan. Within either the Revolving A Loan or the Revolving B Loan, the Company may borrow, repay and reborrow at any time or from time to time while the respective Revolving A Loan or Revolving B Loan remains in effect.

Base Rate Loans (as defined in the Fourth Amended Credit Agreement) under the Revolving Loans and the Swing Line Loans accrue interest at the Base Rate plus the Applicable Rate (as defined in the Fourth Amended Credit Agreement) and Eurodollar Rate Loans for the Revolving Loans and Swing Line Loans accrue interest at the Adjusted London InterBank Offered Rate plus the Applicable Rate (as defined in the Fourth Amended Credit Agreement).

The Base Rate for any day is a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 0.50%, (b) the rate of interest in effect for such day as publicly announced from time to time by BOA as its prime rate, and (c) the Eurodollar Rate plus 1.0%.

The Applicable Rate for Revolving B Commitments means the following percentages per annum, based upon the Consolidated Debt to Consolidated EBITDA Ratio as set forth in the most recent Compliance Certificate received by BOA as the Administrative Agent and as set forth in the New Credit Agreement:

Pricing Tier	Consolidated Debt to Consolidated EBITDA Ratio	Eurodollar Rate Loans / LIBOR Index Rate	Base Rate Loans	Revolving B Commitment Fee
1	> 2.50:1.00	2.75%	1.75%	0.60%
2	< 2.50:1.00 but > 2.00:1.00	2.50%	1.50%	0.55%
3	< 2.00:1.00 but > 1.50:1.00	2.25%	1.25%	0.50%
4	< 1.50:1.0	1.80%	0.80%	0.45%

Fourth Amended and Restated Security and Pledge Agreement

The existing Fourth Amended and Restated Security and Pledge Agreement remain unchanged except that in addition to the Revolving A Commitments, it now also secures the Revolving B Commitments.

Transaction Fees

As a result of the transaction and excluding legal and accounting fees payable as a result of the transaction, the Company incurred closing fees equal to $307,098.63.

All capitalized terms used in this section but not otherwise defined herein shall have the meaning set forth in the New Credit Agreement. To the extent not defined herein or in the New Credit Agreement, all capitalized terms shall have the meanings provided for by the Uniform Commercial Code.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

The following is filed as an Exhibit to this Report.

EXHIBIT INDEX

		Incorporated by reference
Exhibit No.	Description	Form	Exhibit	Filing Date	File No.

4.1*

First Amendment to the Credit Agreement by and among Trex Company, Inc. (Company), as borrower; Trex Commercial Products, Inc. (TCP), as guarantor; Bank of America, N.A. (BOA), as a Lender, Administrative Agent, Swing Line Lender and L/C Issuer; and certain other lenders including Wells Fargo Bank, N.A., who is also Syndication Agent; Truist Bank; and Regions Bank, arranged by BofA Securities, Inc. as Sole Lead Arranger and Sole Bookrunner dated May 26, 2020.

4.2*

Fourth Amended and Restated Credit Agreement between the Company, as borrower; Trex Commercial Products, Inc., as guarantor, Bank of America, N.A., as a Lender, Administrative Agent, Swing Line Lender and L/C Issuer; and certain other lenders including Wells Fargo Bank, N.A., who is also Syndication Agent, Truist Bank; and Regions Bank, arranged by BofA Securities, Inc. as Sole Lead Arranger and Sole Bookrunner, dated November 5, 2019 but amended and restated May 26, 2020.

4.3	Note dated November 5, 2019 payable by the Company to Bank of America, N.A.	8-K	4.2	November 5, 2019	001-14649

4.4	Note dated November 5, 2019 payable by the Company to Wells Fargo Bank, N.A.	8-K	4.3	November 5, 2019	001-14649

4.5	Note dated November 5, 2019 payable by the Company to Branch Banking and Trust Company (Truist Bank)	8-K	4.5	November 5, 2019	001-14649

4.6*	Note dated May 26, 2020 payable by the Company to Regions Bank.

4.7	Fourth Amended and Restated Security and Pledge Agreement dated as of November 5, 2019 between the Company, as debtor, Trex Commercial Products, Inc., as additional obligor; and Bank of America, N.A. as Administrative Agent (including Notices of Grant of Security Interest in Copyrights and Trademarks).	8-K	4.6	November 5, 2019	001-14649

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREX COMPANY, INC.

Date: May 27, 2020	/s/ Dennis C. Schemm
Dennis C. Schemm
Vice President and
Chief Financial Officer